EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
NATURE’S SUNSHINE PRODUCTS, INC.
PURSUANT TO 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K of Nature’s Sunshine Products, Inc. (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph W. Baty, Executive Vice President, Chief Financial Officer and Treasurer of Nature’s Sunshine Products, Inc. (the “Company”), hereby certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

/s/ Joseph W. Baty
Joseph W. Baty
Executive Vice President, Chief Financial Officer and Treasurer
March 8, 2022